________________________________________________________________________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

_______________________________________________________________________________________________________________

FORM 8-K/A

________________________________________________________________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
July 16, 2010

________________________________________________________________________________________________________________

TRUMP ENTERTAINMENT RESORTS, INC.
(Exact Name of Registrant as Specified in Its Charter)

________________________________________________________________________________________________________________

Delaware	1-13794	13-3818402
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

`

15 South Pennsylvania Avenue
Atlantic City, New Jersey	08401
(Address of Principal Executive Offices)	(Zip Code)

609-449-5866
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Trump Entertainment Resorts, Inc. is filing this amendment to its Current Report on Form 8-K that was initially filed on July 20, 2010 in order to clarify the nature of the holdings of Contrarian Funds, LLC as set forth in Item 5.01.  Accordingly, Item 5.01 is amended and restated in its entirety and is set forth below.

ITEM 5.01	CHANGES IN CONTROL OF REGISTRANT

Upon the effectiveness of the Plan of Reorganization on the Consummation Date, all then-outstanding shares of the Company’s common stock were canceled and a total of 10,714,286 shares of new common stock were issued to various parties. As a result of the transactions under the Plan of Reorganization, the following holders beneficially own more than 10% of the Company’s common stock: (i) Avenue New Jersey Entertainment, LLC, an affiliate of Avenue Capital Management II, L.P., solely in its capacity as investment advisor to certain funds, beneficially owns approximately 21.7% of the Company’s new common stock (which new common stock is currently held in trust as required by the interim casino authorization provisions of the New Jersey Casino Control Act); (ii) Polygon Global Opportunities Master Fund beneficially owns approximately 14.4% of the Company’s new common stock, and (iii) Contrarian Funds, LLC owns approximately 13.5% of the Company’s new common stock, which the Company has been advised are held on behalf of certain funds advised by Contrarian Capital Management, LLC (“Contrarian”), which, along with Contrarian solely in its capacity as investment adviser, beneficially own the Company’s new common stock held by Contrarian Funds, LLC.

In addition, on the Consummation Date, five of the six then-current members of the Company’s Board of Directors were deemed to have resigned from their positions as directors of the Company, and a new board of directors was appointed consisting of seven members, six of whom had not been directors of the Company prior to the Consummation Date.

The information provided in Items 1.03 and 5.02 of this Current Report on Form 8-K are incorporated herein by reference into this Item 5.01.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2010

TRUMP ENTERTAINMENT RESORTS, INC.

By: /s/ Robert M. Pickus
Robert M. Pickus
Chief Administrative Officer, Secretary & General Counsel